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                                                                    EXHIBIT 99.8


                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May 31, 2000, by and between ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), and the other parties listed on the signature page hereto (collectively referred to as the "Investors" and each individually as an "Investor").

                                    RECITALS:

         A. The Company and certain of the Investors have entered into that certain Purchase Agreement dated as of April 26, 2000, as amended (the "Purchase Agreement") providing, among other things, for the purchase by certain of the Investors of the Company's Series A 9.75% Convertible Pay-In-Kind Preferred Stock, stated value $4.00 per share (the "Series A Stock"), $42,500,000 face amount of the Company's Series A 9.75% Convertible Pay-In-Kind Debentures (the "Series A Debentures"), and a minimum of $90,426,000 face amount of the Company's Series B 9.75% Convertible Pay-In-Kind Debentures (the "Series B Debentures") and for the issuance by the Company to certain Investors of $35,096,000 face amount of the Company's Series C 9.75% Convertible Pay-In-Kind Debentures ("Series C Debentures" and, together with the Series A Debentures and the Series B Debentures, collectively, the "Debentures"). Capitalized terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement.

         B. The Company desires to grant to the Investors registration rights with respect to the Securities, and the Investors desires to receive such registration rights, all in accordance with the terms of this Agreement.


         C. This Agreement is the Registration Rights Agreement referred to in the Purchase Agreement. The execution and delivery of this Agreement by the Company and the Investors is a condition to the Closing of the transactions contemplated by the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. REGISTRABLE SECURITIES. For purposes of this Agreement, the term "Registrable Securities" means each Debenture, each share of Series A Stock, each share of Common Stock into which the shares of Series A Stock and Series A Debentures and Series C Debentures are convertible, and each share of Series B Stock into which the Series B Debentures are convertible and any Security issued with respect thereto upon any stock dividend, split or similar event, until, in the case of such Registrable Securities, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it; (ii) it is salable by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act; or (iii) it is sold to


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the public pursuant to Rule 144 promulgated under the Securities Act, and, as a result of an event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Indenture or the Purchase Agreement (other than any such legends required solely as the consequences of the fact that the Registrable Securities are owned by, or were previously owned by, the Company or an Affiliate of the Company) are removed or removable in accordance with the terms of the Indenture or the Purchase Agreement.

         2.       DEMAND REGISTRATIONS.

                  2A.      REQUEST FOR REGISTRATION.

                           (i)      At any time and from time to time after the
October 31, 2000, the holders of at least 51% of the Registrable Securities then outstanding may request registration under the Securities Act of all or any part of their Registrable Securities (each, a "Demand Registration"), subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for the Demand Registration shall specify (a) the approximate number of Registrable Securities requested to be registered, and (b) the intended method of distribution of such securities.

                           (ii)     Subject to subsection (i) above and
paragraph 4, the holders of Registrable Securities will be entitled to request up to two (2) Demand Registrations at any time and from time to time as provided herein.

                           (iii)    A registration will not count as one of the
Demand Registrations paid for by the Company (as provided in paragraph 5B) unless the holders of the Registrable Securities are able to register and sell at least 50% of the Registrable Securities requested to be included in such registration.

                           (iv)     The Company will not include in any Demand
Registration any securities other than shares of Registrable Securities and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the holders of a majority of the shares of Registrable Securities initially requesting registration. If the managing underwriter(s), if any, of the offering to be effected pursuant to a Demand Registration advise the Company in writing that in their opinion the number of shares of Registrable Securities and, if permitted hereunder, other securities in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included pursuant to paragraphs 2A(i) and 3(A) which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities that each such holder has requested the Company to include in such registration.

                  2B.      SELECTION OF UNDERWRITER. The holders of a majority
of the then outstanding Registrable Securities proposed to be registered will have the right to select the


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managing underwriter or underwriters to manage the offering, subject to the
Company's approval, which will not be unreasonably withheld, provided that the managing underwriter or underwriters shall be the firm or firms that managed the Company's most recently completed underwritten public offering of Common Stock unless the holders of a majority of the then outstanding Registrable Securities proposed to be registered shall object to such firm or firms for reasons related to the ability of such firm or firms to effectively manage the offering and the Company may consent to the selection of such other managing underwriter or underwriters in such event.

         3.       PIGGYBACK REGISTRATIONS.

                  3A.      RIGHT TO PIGGYBACK. If the Company proposes to
register any of its securities under the Securities Act (other than registration solely in connection with an employee benefit or stock ownership plan or the resale of the Company's convertible debentures issued prior to the date of this Agreement or a registration relating solely to a transaction to which Rule 145 (as promulgated under the Securities Act) applies) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration (each a "Piggyback Notice"). Subject to subparagraphs 3B and 3C below, the Company will include in such registration all shares of Registrable Securities which holders of Registrable Securities request the Company to include in such registration by written notice given to the Company within fifteen (15) days after the date of sending of the Company's notice, subject to the terms and provisions of this
Section 3.

                  3B.      PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback
Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, and (ii) second, the Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the Registrable Securities owned by each such holder.

                  3C.      PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback
Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the number of the Registrable Securities owned by each such holder; and (ii) second, securities other than Registrable Securities..

         4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in


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accordance with the intended method of distribution thereof and will as expeditiously as possible:

                           (i)      prepare and file with the Securities and
Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                           (ii)     prepare and file with the Securities and
Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty days (120) in the event of an offering to be made pursuant to Rule 415 under the Securities Act (or such lesser time as necessary to permit the holders to complete the distribution described in such registration statement), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

                           (iii)    furnish to each seller of Registrable
Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                           (iv)     use its best efforts to register or qualify
such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, that the Company will not be required
(i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

                           (v)      notify each seller of such Registrable
Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Investors of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, the Company shall not be obligated to prepare and furnish any such prospectus supplements or amendments relating to any material nonpublic information during any time period not to exceed one hundred twenty (120) days (such time period, the "Black-


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Out Period") during which the Board of Directors of the Company has determined that, for good business reasons, the disclosure of such material nonpublic information during such Black-Out Period is contrary to the best interests of the Company in the circumstances and is not otherwise required under applicable law (including applicable securities laws), in which event the Company shall advise each holder of Registerable Securities covered by such registration statement that such prospectus requires updating and, accordingly, should not be used pending further amendment, and promptly following the expiration of such Black-Out Period, the Company shall comply with the provisions of this paragraph 4(v).

                           (vi)     cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                           (vii)    provide a transfer agent and registrar for
all such Registrable Securities not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                           (viii)   enter into such customary agreements
(including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (ix)     make available for inspection by any
underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                           (x)      otherwise use its best efforts to comply
with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (xi)     permit any holder of Registrable Securities
which might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                           (xii)    in the event of the issuance of any stop
order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such


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registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                           (xiii)   furnish to each Investor a copy, or upon
request, a signed counterpart, addressed to such Investor (and the underwriters, if any) of (a) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of closing under the underwriting agreement), and (b) a "comfort" letter, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants letters delivered to the underwriters in underwritten public offerings of securities and such other matters as such seller may reasonably request.

         If any such registration or comparable statement refers to any holder by name or otherwise as holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(a) the inclusion in such registration statement of language, in form and substance satisfactory to such holder, to the effect that the holding of such securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (b), such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

         Notwithstanding anything herein to the contrary, the Company shall not be required to effect a Demand Registration (i) within ninety (90) days preceding the anticipated effective date of a public offering of the Common Stock that has been approved by the Board of Directors at the time of the Registration Request; (ii) within one hundred twenty (120) days of any registration of the Common Stock under the Securities Act in which the holders of the Registrable Securities had a right to participate pursuant to this Agreement; or (iii) if the Board of Directors reasonably determines in good faith that filing a registration statement would require the Company to disclose material nonpublic information, which if disclosed would be contrary to the best interests of the Company for good business reasons, and which is not required by law to be disclosed, provided that the Company may only delay the filing of a registration statement pursuant to this clause (iii) once per calendar year for a period not to exceed one hundred twenty (120) days.

         5.       REGISTRATION EXPENSES.

                  5A. DEFINITION. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including,


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without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions, which shall be paid by the selling stockholders out of the proceeds of the offering) and other Persons retained by the Company.

                  5B.      PAYMENT. The Company shall pay the Registration
Expenses in connection with two (2) Demand Registrations and any and all Piggyback Registrations. In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

         6.       INDEMNIFICATION.

                  6A.      INDEMNIFICATION BY THE COMPANY. The Company agrees to
indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same; provided, that the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities unless otherwise provided in the underwriting agreement.

                  6B.      INDEMNIFICATION BY HOLDERS. In connection with any
registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder and stated to be specifically for use therein; provided, that


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(i) the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement and (ii) the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld).

                  6C.      NOTICE; DEFENSE OF CLAIMS. Any Person entitled to
indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any Indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  6D.      CONTRIBUTION. If the indemnification provided for in
this part 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be individual to each holder of Registrable Securities and will be limited to the amount by which the net amount of proceeds received by such holder from the sale of Registrable Securities exceeds the amount of losses, liabilities, damages, and expenses which such holder has otherwise been required to pay by reason of such statements or omissions.

                  6E.      SURVIVAL. The indemnification and contribution
provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

         7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's


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securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder as are required by the underwriters.

         8.       MISCELLANEOUS.

                  8A.      NO INCONSISTENT AGREEMENTS. The Company will not
hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  8B.      ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The
Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or materially and adversely affecting the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares); provided, that this subparagraph (b) shall not apply to actions or changes with respect to the Company's business, earnings or revenues where the effect of such actions or changes on the Registrable Securities is merely incidental.

                  8C. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after having been mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at Alterra Healthcare Corporation, 10000 Innovation Drive, Milwaukee, Wisconsin 53226, Attention: Chief Executive Officer, (fax:
(414) 918-5055), or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy (which shall not constitute notice) to Rogers & Hardin LLP, 2700 International Tower, 229 Peachtree Street, NE, Atlanta, Georgia 30303, Attention:
Alan C. Leet, Esq. (fax (404) 525-2224).

         If to an Investor, at its address set forth in the Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

         Notices provided in accordance with this paragraph 8C shall be deemed delivered upon personal delivery or two (2) business days after deposit in the mail.

                  8D.      REMEDIES. Any Person having rights under any
provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any


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bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  8E.      AMENDMENTS AND WAIVERS; REFERENCES TO SPECIFIED
PERCENTAGE OR MAJORITY OF REGISTRABLE SECURITIES. Except as otherwise provided herein, no waiver, amendment, modification, termination or cancellation of this Agreement, or of any of the terms or conditions hereof, shall be effective unless made in writing signed by the Company and the holders of 66-2/3% of the then outstanding Registrable Securities; provided, however, that no such waiver, amendment, modification, termination or cancellation to the definition of "Registrable Securities" or the priorities granted to the holders of the Registrable Securities in Section 2A(iv), 3B or 3C shall be effective unless made in writing signed by the holders of a majority of the then outstanding Registrable Securities. All references in this Agreement either to a specified percentage (e.g., 51%, 66 2/3%) or a "majority" of certain Registrable Securities shall be determined based upon the original aggregate purchase price of such Registrable Securities.

                  8F.      SUCCESSORS AND ASSIGNS. This Agreement, and the
rights and obligations of each Investor hereunder, may be assigned by such Investor to any person or entity to which shares of Registrable Securities are transferred by such Investor, and such transferee shall be deemed an "Investor" for purposes of this Agreement; provided, that the transferee provides written notice of such assignment to the Company.

                  8G.      SEVERABILITY. The invalidity or unenforceability of
any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8H.      ENTIRE AGREEMENT. This Agreement embodies the entire
agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8I.      HEADINGS. The headings of this Agreement are for
convenience only and do not constitute a part of this Agreement.

                  8J.      GOVERNING LAW. The construction, validity and
interpretation of this Agreement will be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  8K.      FURTHER ASSURANCES. Each party to this Agreement
hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                  8L.      COUNTERPARTS. This Agreement may be executed and
delivered (including delivery by facsimile) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  8N.      RULE 144 REPORTING. With a view to making available
the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable efforts to:

                           (i)      Make and keep public information regarding
the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                           (ii)     File with the Securities and Exchange
Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

                           (iii)    So long as a holder owns any Registrable
Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder of Registrable Securities to sell any such securities without registration.

         IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties hereto as of the date first written above.

                                COMPANY:

                                ALTERRA HEALTHCARE CORPORATION



                                By: /s/ William F. Lasky
                                    --------------------------------------------
                                    Name: William F. Lasky
                                    Title: President and CEO

                           INVESTORS:

                           RDVEPCO, L.L.C.
                                    By: RDV Altco, L.L.C., a member
                                    By: RDV Corporation, a member

                                    By: /s/ Jerry :L. Tubergen
                                       -----------------------------------------
                                    Name:  Jerry L. Tubergen
                                    Title: President

                                    By: EDP Assisted Living Properties, L.L.C.,
                                             a member
                                    By: Elsa D. Prince Living Trust u/a dated
                                             January 24, 1976

                                    By: /s/ Elsa D. Prince
                                       -----------------------------------------
                                    Name: Elsa D. Prince
                                    Title: Trustee

                           GROUP ONE INVESTORS, L.L.C.
                                    By: RDV Corporation, its manager

                                    By: /s/ Jerry L. Tubergen
                                       -----------------------------------------
                                    Name:  Jerry L. Tubergen
                                    Title: President

                           HOLIDAY RETIREMENT 2000, LLC


                                    By: /s/ Daniel R. Baty
                                       -----------------------------------------
                                    Name:  Daniel R. Baty
                                    Title: a member

                        [SIGNATURES FOLLOW ON NEXT PAGE]

                           HBK MASTER FUND L.P.
                                By: HBK Investments L.P., its investment manager

                                By: /s/ Kevin A. O'Neal
                                   -----------------------------------
                                Name:  Kevin A. O'Neal
                                Title:   Authorized Signatory

                           ELSA D. PRINCE LIVING TRUST, u/a dated
                                January 24, 1976


                                By: /s/ Elsa D. Prince
                                   -----------------------------------
                                Elsa D. Prince, as Trustee

                           RDV MANOR CARE, L.L.C.
                                By: RDV Corporation, its manager


                                By: /s/ Robert H. Schierbeek
                                   -----------------------------------
                                Its:
                                    ----------------------------------